                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                           THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                           THE JAPAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                               ONE EVERTRUST PLAZA
                       JERSEY CITY, NEW JERSEY 07302-3051
                                 (201) 915-3054

                                                                  April 30, 2004

Dear Stockholders:

     The Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Wednesday, June 2, 2004, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

     At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

     If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. Your vote is important.

     The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                         Respectfully,

                         /s/ Ikuo Mori

                         Ikuo Mori
                         CHAIRMAN OF THE BOARD OF THE THAI CAPITAL FUND AND THE SINGAPORE FUND


                         /s/ Hiroshi Kimura

                         Hiroshi Kimura
                         CHAIRMAN OF THE BOARD OF THE JAPAN EQUITY FUND

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

                             YOUR VOTE IS IMPORTANT.

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                 (This page has been left blank intentionally.)

                           THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                           THE JAPAN EQUITY FUND, INC.

                  NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS

                                  JUNE 2, 2004

To the Stockholders of
The Thai Capital Fund, Inc.,
The Singapore Fund, Inc. and
The Japan Equity Fund, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a Fund, and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 2, 2004, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, for the following purposes:

     1.   To elect Directors of each Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Each Fund's Board of Directors has fixed the close of business on March 17, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

                                             By order of the Board of Directors,

                                             Yuko Uchida
                                             SECRETARY

April 30, 2004

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                 (This page has been left blank intentionally.)

                           THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                           THE JAPAN EQUITY FUND, INC.

                              JOINT PROXY STATEMENT

                                  INTRODUCTION

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC., THE SINGAPORE FUND, INC. and THE JAPAN EQUITY FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 2, 2004, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York Time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, and at any adjournments thereof.

     This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about April 30, 2004. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE RESPECTIVE FUND, C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302-3051, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING COLLECT AT
(201) 915-3054.

     The Board of Directors of each Fund has fixed the close of business on March 17, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Thai Capital Fund had outstanding 3,139,428 shares of common stock, The Singapore Fund had outstanding 9,207,133 shares of common stock and The Japan Equity Fund had outstanding 14,420,917 shares of common stock.

     Management of each Fund knows of no business other than that mentioned in
Item 1 of the Notice of Meetings which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and proxy cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such stockholder is a beneficial owner. It is essential that stockholders complete, date, sign and return each enclosed proxy card or vote by telephone as indicated in each Fund's proxy card.

     EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEM 1 OF THE NOTICE OF MEETINGS.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as directors of such Fund listed below:

                            FOR THE THAI CAPITAL FUND

                                     CLASS I

                                 David G. Harmer
                                Martin J. Gruber

                             FOR THE SINGAPORE FUND

                                     CLASS I

                                 David G. Harmer
                                 Oren G. Shaffer

                            FOR THE JAPAN EQUITY FUND

                                    CLASS II

                                 David G. Harmer
                                 Oren G. Shaffer

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2007 for each Class of Directors of each Fund, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by each Fund's Board of Directors to replace any such nominee. The election of each nominee as a director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions will not be counted as votes cast at the Meetings.

     Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table sets forth information concerning each of the nominees as a director of one or more of the Funds, as well as the other current directors of the Funds. Each of the nominees has consented to be named in this Joint Proxy Statement and to serve as a director of each of the Funds if elected. In the table, The Thai Capital Fund is sometimes abbreviated with the initials "TF," The Singapore Fund is sometimes abbreviated with the initials "SGF" and The Japan Equity Fund is sometimes abbreviated with the initials "JEQ."

                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                  SECURITIES IN ALL
                                                                                                   FUNDS OVERSEEN
                                                                                                      OR TO BE         NUMBER OF
                                                                                                     OVERSEEN BY      PORTFOLIOS
                                        PRINCIPAL OCCUPATION                      DOLLAR RANGE       DIRECTOR OR        IN FUND
                                     OR EMPLOYMENT DURING PAST                      OF EQUITY     NOMINEE IN FAMILY     COMPLEX
   NAME (AGE) AND ADDRESS               FIVE YEARS AND OTHER           DIRECTOR   SECURITIES IN     OF INVESTMENT     OVERSEEN BY
   OF NOMINEES/DIRECTORS                   DIRECTORSHIPS                SINCE     EACH FUND(1)       COMPANIES(1)     DIRECTOR(2)
------------------------------  ------------------------------------   --------   -------------   -----------------   -----------
INTERESTED DIRECTORS

 Hiroshi Kimura (51)*           Chairman and President, Daiwa            JEQ:         JEQ:                --              None
 One Evertrust Plaza            Securities Trust Company, since          2001         None
 Jersey City, NJ 07302-3051     July 2001; Director and Senior
                                Vice President of Daiwa Securities
                                Trust Company, from April 1999 to
                                June 2001; Associate Director of
                                Daiwa Europe Bank, from
                                April 1996 to March 1999.

 Ikuo Mori (55)*                Chairman and CEO, Daiwa                   TF:          TF:                --              None
 Daiwa Securities America Inc.  Securities America, Inc., since          2001         None
 Financial Square               2001; Executive Officer, Daiwa
 32 Old Slip                    Securities Group Inc., since 2001;       SGF:         SGF:
 New York, NY 10005             President and COO, Daiwa                 2001         None
                                Securities America Inc., from 1996
                                to 2001.

INDEPENDENT DIRECTORS
 Martin J. Gruber (66) **       Professor of Finance, Leonard N.          TF:          TF:          $10,001-50,000        None
 229 South Irving Street        Stern School of Business, New            2000       $1-10,000
 Ridgewood, NJ 07450            York University, since 1965;
                                Trustee, Scudder New York Mutual         SGF:         SGF:
                                Funds, since 1992; Trustee,              2000       $10,001-
                                C.R.E.F., since 2001 and Chairman                    50,000
                                from December 2003; Trustee,             JEQ:
                                T.I.A.A., from 1996 to 2000.             1992         JEQ:
                                                                                    $10,001-
                                                                                     50,000

 Austin C. Dowling (72)         Retired.                                  TF:          TF:          $10,001-50,000        None
 1002 E Long Beach Boulevard                                             1990       $1-10,000
 North Beach, NJ 08008
                                                                         SGF:         SGF:
                                                                         2000       $1-10,000

                                                                         JEQ:         JEQ:
                                                                         1992       $10,001-
                                                                                     50,000
 David G. Harmer (61) **        Executive Director, Department of         TF:       TF: None         $10,001-50,000       None
 4337 Bobwhite Court            Community and Economic                   2000
 Ogden, UT 84403                Development for the State of Utah,                    SGF:
                                since May 2002; Chairman, 2K2            SGF:       $1-10,000
                                Hosting Corporation, from                1996
                                April 2001 to April 2002;                             JEQ:
                                President, Jetway Systems, a             JEQ:       $1-10,000
                                division of FMC Corporation, from        1997
                                January 1997 to 2001.

                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                  SECURITIES IN ALL
                                                                                                   FUNDS OVERSEEN
                                                                                                      OR TO BE         NUMBER OF
                                                                                                     OVERSEEN BY      PORTFOLIOS
                                        PRINCIPAL OCCUPATION                      DOLLAR RANGE       DIRECTOR OR        IN FUND
                                     OR EMPLOYMENT DURING PAST                      OF EQUITY     NOMINEE IN FAMILY     COMPLEX
   NAME (AGE) AND ADDRESS               FIVE YEARS AND OTHER           DIRECTOR   SECURITIES IN     OF INVESTMENT     OVERSEEN BY
   OF NOMINEES/DIRECTORS                   DIRECTORSHIPS                SINCE     EACH FUND(1)       COMPANIES(1)     DIRECTOR(2)
------------------------------  ------------------------------------   --------   -------------   -----------------   -----------
INDEPENDENT DIRECTORS

(CONTINUED)

Oren G. Shaffer (61) **         Vice Chairman and Chief Financial         TF:       TF: None        $10,001-50,000        None
1801 California Street          Officer of Qwest Communications          2000
Denver, CO 80202                International Inc., since July 2002;                  SGF:
                                Executive Vice President and Chief       SGF:        $10,001-
                                Financial Officer of Ameritech           1997         50,000
                                Corporation, from 1994 to 2000.
                                                                         JEQ:       JEQ: None
                                                                         2000

----------
(1) The information as to beneficial ownership is based on statements furnished to the Funds by the Directors. The dollar value of shares is based upon the market price as of March 17, 2004.

(2) "Fund Complex" includes the Funds and other registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Mori is deemed an interested person of each Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (H.K.) Ltd. for The Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund. Mr. Kimura is an interested person because of his affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company ("DSTC")), which is an affiliate of The Japan Equity Fund's current investment manager and investment adviser and the administrator and custodian of the Funds.

**   Nominees for Director.

     Based on the information furnished by each Director as of March 17, 2004, neither any Director nor any immediate family member of any Director owned any securities of the investment manager, or any of its affiliates, of any Fund as of such date. No director or nominee for election as director who is an interested person of any of the Funds, or any immediate family member of such person, owns securities in the investment manager, or a person directly or indirectly controlling, controlled by, or under common control with the investment manager.

     The Singapore Fund's Board of Directors held four regular meetings during its fiscal year ended October 31, 2003, The Thai Capital Fund held four regular meetings during its fiscal year ended December 31, 2003 and The Japan Equity Fund held four regular meetings and two special meetings during its fiscal year ended October 31, 2003. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member. For annual or special shareholder meetings, directors may but are not required to attend the meetings; and for the Fund's last annual shareholder meeting, two directors attended the meeting.

     Each Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which is responsible for reviewing financial and accounting matters. The members of each Fund's Audit Committee are independent as defined in

Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. Each Fund has adopted a formal, written Audit Committee Charter, the form of which is attached hereto as Appendix A. The current members of The Singapore Fund's, The Thai Capital Fund's and The Japan Equity Fund's Audit Committees are Messrs. Shaffer, Harmer, Dowling and Gruber. The Funds' Audit Committees met two times during its fiscal year. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's auditors, is set forth on page 8 of this Joint Proxy Statement.

     Each Fund's Board of Directors has a Nominating and Compensation Committee which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by each Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

     Each Fund's Nominating and Compensation Committee is composed of directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. Each Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of each Fund's Nominating and Compensation Committee are Messrs. Shaffer, Harmer, Dowling and Gruber. Each Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to each Fund's Board of Directors. Shareholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each director above. Other shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. (for JEQ and SGF only). Each Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUNDS

     Shunsuke Ichijo (age 51) has been President of The Japan Equity Fund since February 2000. Chief Executive Officer and Director of Daiwa SB Investments since 1999. Mr. Ichijo's address is 7-9, Nihonbashi 2-chome, Chuo-ku, Tokyo, 103-0027 Japan.

     John J. O'Keefe (age 45) has been Vice President and Treasurer of the Funds since June 2000; Vice President of the Fund Accounting Department of DSTC since June 2000; Assistant Controller for Reserve Management Corporation from September 1999 to June 2000; Accounting Manager for Prudential Investments from January 1998 to September 1999; and Assistant Vice President DSTC from July 1990 to January 1998. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

     Yuko Uchida (age 25) has been Secretary of the Funds since March 2004; Client Reporting Department of DSTC since June 2002; and Financial Marketing Department of UBS Paine Webber from March 2002 to June 2002. Ms. Uchida's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

     Laurence E. Cranch (age 57), has been Assistant Secretary of the Funds since July 1992 and has been a partner in the law firm of Clifford Chance US LLP since 1980. Mr. Cranch's address is 200 Park Avenue, New York, New York 10166-0153.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate fee remuneration for directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $25,294 and $30,381 during the fiscal years ended October 31, 2003 and 2002, respectively, for The Singapore Fund, $21,509 and $26,970 for the fiscal years ended December 31, 2003 and 2002, respectively, for The Thai Capital Fund and $29,504 and $31,433 for the fiscal years ended October 31, 2003 and 2002, respectively, for The Japan Equity Fund. Each such non-affiliated director currently receives fees, paid by each Fund, of $488 for The Thai Capital Fund, $526 for The Singapore Fund and $526 for The Japan Equity Fund for each directors' meeting attended in person or by telephone, $358 for The Thai Capital Fund, $421 for The Singapore Fund and $421 for The Japan Equity Fund for each audit committee meeting attended in person or by telephone and an annual fee of $2,984 for The Thai Capital Fund, $3,508 for The Singapore Fund and $3,508 for The Japan Equity Fund. The officers and interested directors of each Fund received no compensation from the Funds.

     DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

     Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its directors during each Fund's fiscal year ended, as well as the total fee compensation paid to each director of the Funds by such Fund and by other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (H.K.) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

                                                                                       TOTAL
                                                  AGGREGATE                         COMPENSATION
                                AGGREGATE       COMPENSATION        AGGREGATE       FROM FUND AND
                              COMPENSATION        FROM THE        COMPENSATION      FUND COMPLEX
                              FROM THE THAI       SINGAPORE      FROM THE JAPAN         PAID
       NAME OF DIRECTOR       CAPITAL FUND          FUND           EQUITY FUND      TO DIRECTORS
     ---------------------   ---------------   ---------------   ---------------   ---------------
     INTERESTED DIRECTORS

     Hiroshi Kimura(1)       $             0   $             0   $             0   $             0
     Ikuo Mori(1)                          0                 0                 0                 0

     INDEPENDENT DIRECTORS

     Austin C. Dowling       $         5,489   $         6,455   $         7,508   $        19,452
     Martin J. Gruber                  5,489             6,455             7,508            19,452
     David G. Harmer                   5,489             6,455             7,508            19,452
     Oren G. Shaffer                   5,042             5,929             6,981            17,952

----------
(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

INVESTMENT MANAGER AND INVESTMENT ADVISER OF EACH FUND

     SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund and its principal office is located at Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Phatumwan, Bangkok 10330, Thailand. Daiwa SB Investments (H.K.) Ltd. serves as the investment adviser to The Thai Capital Fund and its principal office is located at Level 26, One Pacific Place, 88 Queensway, Hong Kong. DBS Asset Management (United States) Pte. Ltd. serves as the investment manager to The Singapore Fund and its principal office is located at 8 Cross Street, #27-01, PWC Building, Singapore 048424. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Singapore Fund and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund and its principal office is located at 7-9 Nihonbashi 2-chome, Chuo-Ku, Tokyo 103-0027, Japan.

REPORTS OF THE AUDIT COMMITTEES

     At meetings held in March 2004, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected PricewaterhouseCoopers LLP to act as independent auditors for each Fund for the fiscal year ending October 31, 2004 (December 31, 2004 for The Thai Capital Fund). Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

     Each Fund's financial statements for the fiscal year ended October 31, 2003 (December 31, 2003 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with

PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2003 (December 31, 2003 for The Thai Capital Fund) be included in the Fund's most recent annual report filed with the Securities and Exchange Commission.

                         Oren G. Shaffer, Chairman of the Audit Committees Austin C. Dowling, Member of the Audit Committees Martin J. Gruber, Member of the Audit Committees David G. Harmer, Member of the Audit Committees

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of each Fund's financial statements for the fiscal years ended October 31, 2003 and 2002 (December 31, 2003 and 2002 for The Thai Capital Fund), are set forth below:

                                                            2003         2002
                                                         ----------   ----------
          The Thai Capital Fund                          $   54,700   $   61,300
          The Singapore Fund                             $   77,500   $   81,450
          The Japan Equity Fund                          $   64,200   $   74,700

AUDIT-RELATED FEES

     There were no fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of each Fund's financial statements for the last two fiscal years.

TAX FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2003 and 2002 (December 31, 2003 and 2002 for The Thai Capital Fund), are set forth below:

                                                            2003         2002
                                                         ----------   ----------
          The Thai Capital Fund                          $    6,000   $    5,600
          The Singapore Fund                             $    7,650   $    7,200
          The Japan Equity Fund                          $    7,650   $    7,200

OTHER FEES

     There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for the fiscal years ended October 31, 2003 and 2002 (December 31, 2003 and 2002 for The Thai Capital Fund).

AUDIT COMMITTEE PRE-APPROVAL

     Each Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed each Fund fees for the fiscal years ended October 31, 2003 and 2002 (December 31, 2003 and 2002 for The Thai Capital Fund) were pre-approved by each Fund's Audit Committee.

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal years ended October 31, 2003 and 2002 (December 31, 2003 and 2002 for The Thai Capital Fund) were $0 and $10,500, respectively.

     The Audit Committee of each Fund has considered whether the provision of non-audit services rendered to affiliates of the investment advisers and investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 2004. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

                                                                      AMOUNT AND
                                                                      NATURE OF
                                                                      BENEFICIAL
           FUND               NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP     PERCENT OF CLASS
---------------------------   ------------------------------------   ------------   ----------------
The Singapore Fund            Wachovia Corporation                     761,188(1)        8.27%
                              One Wachovia Center
                              Charlotte, NC 28288-0137

                              Lazard Asset Management LLC              536,200(2)         5.8%
                              30 Rockefeller Plaza
                              New York, NY 10112

The Thai Capital Fund         Delta Dividend Group, Inc.               310,650(3)         9.9%
                              220 Montgomery Street
                              Suite 426
                              San Francisco, CA 94104

----------
(1) The above information is based on a Schedule 13G filed with the Commission on February 11, 2004, which indicates that Wachovia Corporation has sole voting power with respect to 743,069 shares and sole dispositive power with respect to all 761,188 shares.

(2) The above information is based on a Schedule 13G filed with the Commission on February 13, 2004, which indicates that Lazard Asset Management LLC has sole voting power and dispositive power with respect to all 536,200 shares.

(3) The above information is based on a Schedule 13D filed with the Commission on May 6, 2003, which indicates that Delta Dividend Group, Inc. has shared voting power and dispositive power with respect to all 310,650 shares. David Gale maintains shared voting power solely in his capacity as an executive officer, director and majority stockholder of Delta Dividend Group, Inc.

     To the knowledge of management for The Japan Equity Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 2004.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $3,500 for each of The Thai Capital Fund, The Singapore Fund and The Japan Equity Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 2, 2004, the persons named as attorneys in the enclosed proxy card may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

     Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2005 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 24, 2004.

     Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.


                                             By order of the Board of Directors,

                                             Yuko Uchida
                                             SECRETARY


One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April 30, 2004

                 (This page has been left blank intentionally.)

                                                                      APPENDIX A


                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

     The Board of Directors of each of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund") has established a committee of certain independent directors (the "Audit Committee") and has adopted and approved this amended and restated charter (the "Charter") for the Audit Committee of the Fund.

I.    OBJECTIVES OF THE AUDIT COMMITTEE

      The objectives of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, and the performance of the Fund's internal audit function and independent auditors;

      (c) to oversee the Fund's compliance with legal and regulatory requirements and the independent auditor's qualifications and independence;

      (d) to prepare an audit committee report as required by Securities and Exchange Commission Rules to be included in the Fund's annual proxy statement; and

      (e) to act as a liaison between the Fund's independent auditor and the full Board of Directors.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.

II.   COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee shall be composed of at least three directors:

      (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an "affiliated person" of the Fund, as described in
            Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

      (b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person's independence from the Fund and Fund management;

      (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

      (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

      (e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

      The Audit Committee shall determine whether at least one member of the Audit Committee is a "financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

III.  AUDITOR INDEPENDENCE

      An independent public accounting firm may serve as the Fund's independent auditor only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

      The Fund's independent auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Fund's independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent auditor, including relationships with or services provided to the Fund's other service providers. If the Audit Committee deems it appropriate, it may recommend that the Board of Directors take appropriate action in response to the report of the independent auditor to satisfy itself of the independence of the independent auditor.

IV.   PROHIBITED NON-AUDIT SERVICES

      Neither the Fund's independent auditor nor any person associated with the Fund's independent auditor may provide any of the following non-audit services to the Fund;

      (a) bookkeeping or other services relating to the accounting records or financial statements of the Fund:

      (b)   financial information systems design and implementation;

      (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

      (d)   actuarial services;

      (e)   internal audit outsourcing services;

      (f)   management functions or human resources;

      (g) broker or dealer, investment adviser, or investment banking services;

      (h)   legal and expert services unrelated to the audit; and

      (i) any other service that the Public Company Accounting Oversight Board (the "PCAOB") determines, by regulation, is impermissible.

V.    REGISTRATION WITH PCAOB

      The Fund's independent auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations. Upon submission of an application form by the Fund's independent auditor to the PCAOB, the Audit Committee may request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the PCAOB in connection with that Board's inspection of the Fund's independent auditor.

VI.   RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

      To carry out its objectives, the Audit Committee shall have the following responsibilities:

      (a) to directly select, compensate and retain or terminate the Fund's independent auditor;

      (b) to pre-approve all auditing services and non-auditing services, including tax services, to be provided to the Fund by the Fund's independent auditor; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent auditor may be waived by the Audit Committee under the circumstances described in the 1934 Act*;

      (c) to meet with the Fund's independent auditor, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss those matters required by Statement of Accounting Standards Nos. 61 and 90 and any matters of concern relating to the Fund's financial statements, including, without limitation, any adjustments to such statements recommended by the Fund's independent auditor, or other results of said audit(s); (iii) to consider with the Fund's independent auditor its comments with respect to the quality and accuracy of the Fund's accounting and financial reporting policies, procedures and internal accounting controls and management responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by Fund management or the Fund's independent auditor; and (iv) to review the form of opinion the independent auditor renders to the Board and shareholders;

      (d) to meet separately, periodically, with those responsible for the internal audit function;

      (e) to review and discuss the Fund's audited financial statements with the independent auditor;

      (f) to review and discuss the Fund's audited financial statements and semi-annual financial statements with Fund management;

      (g) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund's annual proxy statement;

      (h) to review legal and regulatory matters presented by counsel and the Fund's independent auditor that may have a material impact on the Fund's financial statements;

      (i) to investigate improprieties or suspected improprieties in Fund operations;

      (j) to review the Fund's process for monitoring compliance with investment restrictions, applicable laws and regulations, and with the code of ethics;

      (k) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees and officers of the Fund regarding questionable accounting or auditing matters;

----------*     The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals; provided, however, that the Audit Committee shall not delegate pre-approval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

      (l) to receive and consider specific representations from the Fund's independent auditor with respect to the independence of such auditor, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund's independent auditor as described in Section VI(b) of this Charter is compatible with maintaining the independence of the Fund's auditor;

      (m) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

      (n) to discuss with Fund management and the Fund's independent auditor policies with respect to risk assessment and risk management and the quality and adequacy of the Fund's internal controls and processes that could materially affect the Fund's financial statements and financial reporting;

      (o) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund's independent auditor; and (ii) the resolution of any disagreements between Fund management and the Fund's independent auditor regarding accounting and/or financial reporting policies and procedures;

      (p) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Fund's independent auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

      (q) to obtain and review a report by the independent auditor provided at least annually describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Fund;

      (r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

      (s)   to provide an annual performance evaluation of the Audit Committee;

      (t) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      (u) to perform such other functions consistent with this Charter, the Fund's Articles of Incorporation, the Fund's By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

      In fulfilling their responsibilities under this Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

      Fund management is responsible for maintaining appropriate systems for accounting. The Fund's independent auditor is responsible for conducting a proper audit of the Fund's annual financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund's independent auditor, to determine the compensation of the Fund's independent auditor and, where appropriate, to replace the Fund's independent auditor.

VII.  MEETINGS OF THE AUDIT COMMITTEE

      The Audit Committee shall meet on a regular basis, generally twice per year, and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer or the Assistant Treasurer of the Fund and, as appropriate, with representatives of the investment management company, administrator and other service providers responsible for financial reporting and controls. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

VIII. AUTHORITY TO ENGAGE ADVISERS; FUNDING

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Audit Committee determines is necessary to carry out its duties. The Fund shall provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to the Fund's independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;
(ii) compensation to any advisers or independent counsel employed by the Audit Committee under this Section VIII; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                           THE THAI CAPITAL FUND, INC.

      C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, JERSEY CITY,
                              NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 2, 2004

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2004 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF PROPOSAL 1 AS SET FORTH IN THIS PROXY CARD. IN ADDITION, THIS PROXY CARD WILL BE VOTED, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT DATED APRIL 30, 2004.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.

Has your address changed?
                          -------------------------
Do you have any comments?
                          -------------------------



              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE THAI CAPITAL FUND, INC.    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                               PROPOSAL 1 BELOW.

                               1. To elect Directors of the Fund.
                               NOMINEE: Class I: (01) David G. Harmer
                                                 (02) Martin J. Gruber

                               FOR ALL NOMINEES            / /

                               WITHHOLD FROM ALL NOMINEES  / /

                               / /
                               ----------------------------
                               For all nominees except as noted above

                               NOTE:  If you do not wish your shares
                               voted "FOR" a particular nominee, mark
                               the "For All Except" box and write the
                               name of the nominee on the line.

                               Mark box at right if an address change / / or comment has been noted on the reverse side of this Proxy Card.

Signature:         Date:       Signature:         Date:
           -------       -----            -------       -----

                            THE SINGAPORE FUND, INC.

      C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, JERSEY CITY,
                              NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 2, 2004

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2004 at 11:15 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF PROPOSAL 1 AS SET FORTH IN THIS PROXY CARD. IN ADDITION, THIS PROXY CARD WILL BE VOTED, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT DATED APRIL 30, 2004.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.

Has your address changed?
                          -------------------------
Do you have any comments?
                          -------------------------


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE SINGAPORE FUND, INC.       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                               PROPOSAL 1 BELOW.

                               1. To elect Directors of the Fund.
                               NOMINEE: Class I: (01) David G. Harmer
                                                 (02) Oren G. Shaffer

                               FOR ALL NOMINEES            / /

                               WITHHOLD FROM ALL NOMINEES  / /

                               / /
                               ----------------------------
                               For all nominees except as noted above

                               NOTE:  If you do not wish your shares
                               voted "FOR" a particular nominee, mark
                               the "For All Except" box and write the
                               name of the nominee on the line.

                               Mark box at right if an address change / / or comment has been noted on the reverse side of this Proxy Card.

Signature:         Date:       Signature:         Date:
           -------       -----            -------       -----

                           THE JAPAN EQUITY FUND, INC.

      C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, JERSEY CITY,
                              NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON

                                  JUNE 2, 2004

The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2004 at 12:00 p.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF PROPOSAL 1 AS SET FORTH IN THIS PROXY CARD. IN ADDITION, THIS PROXY CARD WILL BE VOTED, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT DATED APRIL 30, 2004.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE JAPAN EQUITY FUND, INC.    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                               PROPOSAL 1 BELOW.

                               1. To elect Directors of the Fund.
                               NOMINEE: Class II: (01) David G. Harmer
                                                  (02) Oren G. Shaffer

                               FOR ALL NOMINEES            / /

                               WITHHOLD FROM ALL NOMINEES  / /

                               / /
                               ----------------------------
                               (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                                                                             / /

                               Please sign exactly as your name(s) appears hereon. All holders must Sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:         Date:       Signature:         Date:
           -------       -----            -------       -----